Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Fourth Quarter and Full Year Financial Results
Sets Record Revenue of $10.6 Billion and Earnings of $6.87 Adjusted EPS for FY15
Also Announces Fourth Quarter Dividend & Increased Share Repurchase Authorization
HOUSTON, Feb 11, 2016 - Group 1 Automotive, Inc. (NYSE: GPI), (Group 1" or the "Company"), an international, Fortune 500 automotive retailer, today reported 2015 fourth quarter adjusted net income of $35.7 million, a 12.3 percent decrease from the comparable prior year period, and adjusted diluted earnings per common share of $1.51, a 9.6 percent decrease for the period ended December 31, 2015. Total revenue for the fourth quarter grew 5.3 percent, to $2.7 billion.

Adjusted net income and diluted earnings per share exclude after-tax non-cash impairment charges of $72.8 million primarily related to franchise rights and goodwill for our Brazilian operations, partially offset by a $4.4 million gain on dealership and real estate transactions. On a GAAP basis, the 2015 fourth quarter net loss was $33.4 million. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

Full year 2015 adjusted net income increased 9.0 percent, to a record $165.5 million, and adjusted diluted earnings per common share increased 17.0 percent, to an all-time high of $6.87. Total revenue grew 7.0 percent, to a record $10.6 billion. On a GAAP basis, net income increased 1.1 percent from the comparable prior-year period to $94.0 million. Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“While we delivered a record year in total for revenue, gross profit, and adjusted diluted earnings per share, our fourth quarter results were significantly hampered by the negative impact of continued oil and gas price decreases on the economy in our prime markets of Houston, Oklahoma and Texas in general,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Additionally, we suffered from increased new and used vehicle margin pressure resulting from oversupply in a variety of key brands, especially in the U.S. luxury segment.”
Consolidated Results for Fourth Quarter 2015 (year-over-year comparable basis)

▪	Total revenue increased 5.3 percent (8.2 percent on a constant currency basis), to $2.7 billion.

▪	Total gross profit grew 3.9 percent, to $380.1 million.

▪
New vehicle revenues increased 3.2 percent on 3.0 percent higher unit sales. New vehicle gross profit decreased 3.7 percent, to $80.1 million, as margins decreased 6.6 percent or $130 per unit, to $1,843.

▪
Retail used vehicle revenues increased 11.0 percent on increased unit sales of 10.0 percent. Retail used vehicle gross profit was flat at $40.7 million, as margins decreased 9.2 percent or $136 per unit, to $1,346.

▪
Parts and service gross profit increased 8.7 percent on revenue growth of 5.7 percent. Same Store parts and service gross profit increased 5.4 percent, with U.S. Same Store parts and service gross profit up 7.3 percent.

▪	Finance and Insurance (F&I) gross profit per retail unit was flat at $1,374 per unit.

▪	Adjusted Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 260 basis points, to 75.3 percent.

▪	Quarter-to-date fully weighted common shares outstanding averaged 23.6 million shares, down 3.2 percent.

Consolidated Results for Full Year 2015 (year-over-year comparable basis)

▪	Total gross profit grew 5.9 percent on 7.0 percent higher revenues of $10.6 billion.

▪	New vehicle gross profit decreased 1.8 percent on 4.5 percent higher revenues, as the Company retailed 174,614 new vehicles in 2015.

▪	Retail used vehicle gross profit was 3.4 percent higher on a 13.5 percent revenue increase, as the Company retailed 124,153 used units in 2015, a 13 percent increase over 2014 levels.

▪	Parts and service gross profit rose 8.1 percent on 5.4 percent higher revenues.

▪
F&I revenues rose 11.5 percent on 7.9 percent more retail unit sales; gross profit per retail unit was $1,368, an increase of $44 over 2014. U.S. Same Store F&I profit per retail unit grew $41, to $1,522.

▪	Adjusted SG&A expenses as a percent of gross profit improved 50 basis points, to 73.4 percent, while Same Store SG&A (adjusted) as a percent of gross profit increased 40 basis points, to 73.2 percent.

▪	Operating margin (adjusted) remained flat at 3.4 percent.

Segment Results for Fourth Quarter 2015 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. revenues were $2.3 billion, an increase of 7.6 percent. The revenue growth was primarily explained by unit sales increases of 4.7 percent in new vehicles and 9.0 percent in retail used vehicles, as well as an increase of 7.5 percent in parts and service revenue. This revenue growth drove a gross profit increase of 5.2 percent, reflecting expanded parts and service margins of 130 basis points, offset by lower new and used retail gross profit per retail unit of $130 and $109, respectively.

On a comparable adjusted basis, SG&A expense as a percent of gross profit increased 310 basis points to 74.0 percent, explained largely by margin pressures experienced in new and used vehicles. The Company’s U.S. operations accounted for 84.7 percent of total revenues, 87.8 percent of total gross profit, and 93.0 percent of the Company’s adjusted pretax income.

▪	United Kingdom:
The Company’s U.K. operations accounted for 10.7 percent of total revenues, 8.8 percent of total gross profit, and 6.3 percent of the Company’s adjusted pretax income. Total revenue increased 20.8 percent, to $285.1 million, and gross profit increased 22.0 percent. On a comparable adjusted basis, SG&A expense as a percent of gross profit improved 330 basis points to 81.6 percent.

▪	Brazil:
The Company’s Brazilian operations accounted for 4.6 percent of total revenues, 3.4 percent of total gross profit, and 0.7 percent of the Company’s adjusted pretax income. On a local currency, same store basis, revenues and gross profit decreased 2.2 percent and 5.3 percent, respectively, reflecting the ongoing impact of overall macroeconomic weakness in Brazil. Overall, new vehicle industry sales declined roughly 26 percent on a full year basis and 34 percent in the fourth quarter as compared with the same period a year ago. In this challenging environment, the Brazilian operations delivered an adjusted pre-tax operating profit for the quarter and full year.

Fourth Quarter 2015 Dividend
The Company announced today that its board of directors declared a cash dividend of $0.22 per share for the fourth quarter of 2015. The dividend will be payable on March 15, 2016, to stockholders of record as of March 1, 2016.

Share Repurchase Authorization
The Company also announced today that its board of directors increased the common stock share repurchase authorization to $150 million from $78.2 million, which was the remaining availability as of December 31, 2015 under the Company's prior common stock share repurchase authorization. During the fourth quarter of 2015, the Company repurchased 326,864 shares at an average price per share of $80.62 for a total of $26.4 million. For the full year of 2015, the Company repurchased 1,176,908 shares at an average price per share of $82.82 for a total of $97.5 million.

Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.
Corporate Development
As announced last week, the Company acquired the Spire Automotive Group in the U.K., which consists of 12 dealerships in the greater London market. These dealerships are expected to generate approximately $575 million in annual revenues. The Company also divested 3 stores in the U.S. that generated approximately $160 million in trailing-twelve-month revenues.

During 2015, the Company acquired a total of 3 dealerships, which are expected to generate an estimated $340 million in annual revenues. The Company also disposed of 5 dealerships that generated approximately $115 million in trailing-twelve-month revenues.

Year-to-date in 2016, the Company has disposed of 2 dealerships that generated approximately $75 million in trailing twelve-month revenues.

Fourth Quarter 2015 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3365357

A telephonic replay will be available following the call through February 17, 2016 by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10079401

About Group 1 Automotive, Inc.
Group 1 owns and operates 162 automotive dealerships, 212 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and adjusted earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$1,533,108	$1,485,473	3.2
Used vehicle retail sales	645,844	581,797	11.0
Used vehicle wholesale sales	95,064	94,652	0.4
Parts and service	297,254	281,354	5.7
Finance and insurance	101,332	95,664	5.9
Total revenues	2,672,602	2,538,940	5.3
COST OF SALES:
New vehicle retail sales	1,452,982	1,402,238	3.6
Used vehicle retail sales	605,137	541,053	11.8
Used vehicle wholesale sales	96,896	95,390	1.6
Parts and service	137,454	134,300	2.3
Total cost of sales	2,292,469	2,172,981	5.5
GROSS PROFIT	380,133	365,959	3.9
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	279,785	268,203	4.3
DEPRECIATION AND AMORTIZATION EXPENSE	11,798	10,920	8.0
ASSET IMPAIRMENTS	85,606	30,426	181.4
OPERATING INCOME	2,944	56,410	(94.8)
OTHER EXPENSE:
Floorplan interest expense	(10,216)	(9,919)	3.0
Other interest expense, net	(14,843)	(13,367)	11.0
(LOSS) INCOME BEFORE INCOME TAXES	(22,115)	33,124	(166.8)
PROVISION FOR INCOME TAXES	(11,272)	(14,447)	(22.0)
NET (LOSS) INCOME	$(33,387)	$18,677	(278.8)
Less: (Loss) earnings allocated to participating securities	$(1,279)	$695	(284.0)
(Loss) earnings available to diluted common shares	$(32,108)	$17,982	(278.6)
DILUTED (LOSS) EARNINGS PER SHARE	$(1.41)	$0.77	(283.1)
Weighted average dilutive common shares outstanding	22,718	23,466	(3.2)
Weighted average participating securities	897	925	(3.0)
Total weighted average shares outstanding	23,615	24,391	(3.2)

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$6,001,306	$5,741,619	4.5
Used vehicle retail sales	2,638,969	2,324,868	13.5
Used vehicle wholesale sales	397,251	379,143	4.8
Parts and service	1,186,193	1,125,694	5.4
Finance and insurance	408,786	366,565	11.5
Total revenues	10,632,505	9,937,889	7.0
COST OF SALES:
New vehicle retail sales	5,695,829	5,430,402	4.9
Used vehicle retail sales	2,459,499	2,151,346	14.3
Used vehicle wholesale sales	399,171	376,824	5.9
Parts and service	544,034	531,379	2.4
Total cost of sales	9,098,533	8,489,951	7.2
GROSS PROFIT	1,533,972	1,447,938	5.9
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,120,833	1,061,964	5.5
DEPRECIATION AND AMORTIZATION EXPENSE	47,239	42,344	11.6
ASSET IMPAIRMENTS	87,562	41,520	110.9
OPERATING INCOME	278,338	302,110	(7.9)
OTHER EXPENSE:
Floorplan interest expense	(39,264)	(41,614)	(5.6)
Other interest expense, net	(56,903)	(49,693)	14.5
Loss on extinguishment of long-term debt	—	(46,403)	(100.0)
INCOME BEFORE INCOME TAXES	182,171	164,400	10.8
PROVISION FOR INCOME TAXES	(88,172)	(71,396)	23.5
NET INCOME	$93,999	$93,004	1.1
Less: Earnings allocated to participating securities	$3,595	$3,468	3.7
Earnings available to diluted common shares	$90,404	$89,536	1.0
DILUTED EARNINGS PER SHARE	$3.90	$3.60	8.3
Weighted average dilutive common shares outstanding	23,152	24,885	(7.0)
Weighted average participating securities	924	961	(3.9)
Total weighted average shares outstanding	24,076	25,846	(6.8)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2015	December 31, 2014	% Increase/ (Decrease)
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$13,037	$40,975	(68.2)
Contracts in transit and vehicle receivables, net	252,438	237,448	6.3
Accounts and notes receivable, net	157,768	151,330	4.3
Inventories, net	1,737,751	1,556,705	11.6
Deferred income taxes	14,109	11,062	27.5
Prepaid expenses and other current assets	27,852	37,699	(26.1)
Total current assets	2,202,955	2,035,219	8.2
PROPERTY AND EQUIPMENT, net	1,033,981	950,388	8.8
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,162,503	1,134,324	2.5
OTHER ASSETS	15,490	21,561	(28.2)
Total assets	$4,414,929	$4,141,492	6.6

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,265,719	$1,143,246	10.7
Offset account related to floorplan notes payable - credit facility	(110,759)	(39,616)	179.6
Floorplan notes payable - manufacturer affiliates	389,071	307,656	26.5
Offset account related to floorplan notes payable - manufacturer affiliates	(25,500)	(22,500)	13.3
Current maturities of long-term debt and short-term financing	55,193	72,630	(24.0)
Accounts payable	280,423	288,320	(2.7)
Accrued expenses	185,323	172,463	7.5
Total current liabilities	2,039,470	1,922,199	6.1
5.00% SENIOR NOTES (principal of $550,000 at December 31, 2015 and 2014, respectively)	541,252	540,100	0.2
5.25% SENIOR NOTES (principal of $300,000 at December 31, 2015)	296,274	—	100.0
REAL ESTATE CREDIT FACILITY, net of current maturities	25,567	27,099	(5.7)
ACQUISITION LINE	—	69,713	(100.0)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	292,188	319,984	(8.7)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	48,155	51,941	(7.3)
DEFERRED INCOME TAXES	150,753	141,239	6.7
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	31,153	25,311	23.1
OTHER LIABILITIES	71,865	65,896	9.1
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	291,092	286,854	1.5
Retained earnings	926,169	852,057	8.7
Accumulated other comprehensive loss	(137,984)	(81,984)	68.3
Treasury stock	(161,282)	(79,174)	103.7
Total stockholders' equity	918,252	978,010	(6.1)
Total liabilities and stockholders' equity	4,414,929	4,141,492	6.6

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2015 (%)	2014 (%)	2015 (%)	2014 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.7	5.6	6.0	5.8
	Georgia	4.4	4.2	4.5	4.6
	Florida	2.6	1.3	2.1	1.4
	New Jersey	2.2	2.7	2.3	3.1
	New Hampshire	2.0	1.9	2.0	2.1
	Louisiana	1.5	1.5	1.6	1.7
	South Carolina	1.5	1.7	1.4	1.5
	Mississippi	1.3	1.3	1.5	1.4
	Alabama	0.9	0.8	0.8	0.8
	Maryland	0.6	0.6	0.5	0.5
	New York	—	—	—	1.3
		22.7	21.6	22.7	24.2

West	Texas	39.0	39.2	38.7	36.2
	California	10.0	9.2	9.7	9.5
	Oklahoma	7.5	7.9	7.6	8.3
	Kansas	2.0	2.1	2.1	2.3
	Louisiana	0.6	0.6	0.7	0.6
		59.1	59.0	58.8	56.9

International	United Kingdom	9.9	8.4	10.7	8.8
	Brazil	8.3	11.0	7.8	10.1
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		26.2	25.4	26.5	26.7
BMW/MINI		12.3	12.2	11.6	11.5
Honda/Acura		11.0	11.5	10.9	11.3
Ford/Lincoln		10.9	10.3	11.4	10.9
Nissan		8.1	9.7	8.4	9.4
Chevrolet/GMC/Buick/Cadillac		8.0	7.6	7.6	6.4
Volkswagen/Audi/Porsche		6.7	5.6	6.9	6.1
Hyundai/Kia		5.0	5.3	5.6	5.5
Mercedes-Benz/smart/Sprinter		4.9	5.2	4.3	4.5
Chrysler/Dodge/Jeep/RAM		4.4	4.1	4.6	4.4
Other		2.5	3.1	2.2	3.3
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$1,295,513	$1,220,209	6.2
Used vehicle retail sales	542,796	483,267	12.3
Used vehicle wholesale sales	72,548	70,682	2.6
Total used	615,344	553,949	11.1
Parts and service	260,974	242,833	7.5
Finance and insurance	92,645	87,423	6.0
Total	$2,264,476	$2,104,414	7.6
GROSS MARGIN %:
New vehicle retail sales	5.0	5.4
Used vehicle retail sales	6.6	7.3
Used vehicle wholesale sales	(1.6)	(0.7)
Total used	5.6	6.3
Parts and service	54.3	53.0
Finance and insurance	100.0	100.0
Total	14.7	15.1
GROSS PROFIT:
New vehicle retail sales	$64,947	$66,459	(2.3)
Used vehicle retail sales	35,746	35,329	1.2
Used vehicle wholesale sales	(1,167)	(508)	(129.7)
Total used	34,579	34,821	(0.7)
Parts and service	141,789	128,759	10.1
Finance and insurance	92,645	87,423	6.0
Total	$333,960	$317,462	5.2
UNITS SOLD:
Retail new vehicles sold	35,605	34,020	4.7
Retail used vehicles sold	25,564	23,446	9.0
Wholesale used vehicles sold	10,768	10,956	(1.7)
Total used	36,332	34,402	5.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,386	$35,867	1.4
Used vehicle retail	$21,233	$20,612	3.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,824	$1,954	(6.7)
Used vehicle retail sales	1,398	1,507	(7.2)
Used vehicle wholesale sales	(108)	(46)	(134.8)
Total used	952	1,012	(5.9)
Finance and insurance (per retail unit)	$1,515	$1,521	(0.4)
OTHER: (1)
SG&A expenses	$247,203	$225,168	9.8
SG&A as % revenues	10.9	10.7
SG&A as % gross profit	74.0	70.9
Operating margin %	3.4	3.9
Pretax margin %	2.3	2.9
INTEREST EXPENSE:
Floorplan interest expense	$(9,622)	$(8,571)	12.3
Floorplan assistance	13,128	11,525	13.9
Net floorplan income	$3,506	$2,954	18.7
Other interest expense, net	$(13,744)	$(12,189)	12.8

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$4,989,290	$4,669,512	6.8
Used vehicle retail sales	2,204,728	1,923,740	14.6
Used vehicle wholesale sales	289,580	279,074	3.8
Total used	2,494,308	2,202,814	13.2
Parts and service	1,032,960	966,672	6.9
Finance and insurance	377,432	336,243	12.2
Total	$8,893,990	$8,175,241	8.8
GROSS MARGIN %:
New vehicle retail sales	4.8	5.2
Used vehicle retail sales	7.2	7.8
Used vehicle wholesale sales	(0.5)	0.5
Total used	6.3	6.9
Parts and service	54.7	53.5
Finance and insurance	100.0	100.0
Total	15.1	15.2
GROSS PROFIT:
New vehicle retail sales	$240,496	$241,465	(0.4)
Used vehicle retail sales	157,652	149,942	5.1
Used vehicle wholesale sales	(1,334)	1,456	(191.6)
Total used	156,318	151,398	3.2
Parts and service	564,701	516,801	9.3
Finance and insurance	377,432	336,243	12.2
Total	$1,338,947	$1,245,907	7.5
UNITS SOLD:
Retail new vehicles sold	142,256	135,301	5.1
Retail used vehicles sold	105,211	93,813	12.1
Wholesale used vehicles sold	44,310	43,351	2.2
Total used	149,521	137,164	9.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,073	$34,512	1.6
Used vehicle retail	$20,955	$20,506	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,691	$1,785	(5.3)
Used vehicle retail sales	1,498	1,598	(6.3)
Used vehicle wholesale sales	(30)	34	(188.2)
Total used	1,045	1,104	(5.3)
Finance and insurance (per retail unit)	$1,525	$1,468	3.9
OTHER: (1)
SG&A expenses	$964,911	$902,311	6.9
SG&A as % revenues	10.8	11.0
SG&A as % gross profit	72.1	72.4
Operating margin %	3.7	3.8
Pretax margin %	2.7	2.8
INTEREST EXPENSE:
Floorplan interest expense	$(36,062)	$(34,060)	5.9
Floorplan assistance	49,631	44,494	11.5
Net floorplan income	$13,569	$10,434	30.0
Other interest expense, net	$(52,277)	$(46,516)	12.4
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$149,465	$121,874	22.6	27.9
Used vehicle retail sales	81,682	68,247	19.7	24.8
Used vehicle wholesale sales	22,013	19,931	10.4	14.9
Total used	103,695	88,178	17.6	22.6
Parts and service	25,200	20,904	20.6	25.7
Finance and insurance	6,706	5,070	32.3	38.1
Total	$285,066	$236,026	20.8	25.9
GROSS MARGIN %:
New vehicle retail sales	6.4	6.2
Used vehicle retail sales	5.1	6.0
Used vehicle wholesale sales	(3.2)	(2.6)
Total used	3.3	4.0
Parts and service	54.1	53.2
Finance and insurance	100.0	100.0
Total	11.7	11.6
GROSS PROFIT:
New vehicle retail sales	$9,506	$7,552	25.9	31.3
Used vehicle retail sales	4,172	4,088	2.1	6.2
Used vehicle wholesale sales	(699)	(528)	(32.4)	(37.8)
Total used	3,473	3,560	(2.4)	1.5
Parts and service	13,624	11,117	22.6	27.8
Finance and insurance	6,706	5,070	32.3	38.1
Total	$33,309	$27,299	22.0	27.3
UNITS SOLD:
Retail new vehicles sold	4,293	3,545	21.1
Retail used vehicles sold	3,211	2,664	20.5
Wholesale used vehicles sold	2,678	2,237	19.7
Total used	5,889	4,901	20.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,816	$34,379	1.3	5.6
Used vehicle retail	$25,438	$25,618	(0.7)	3.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,214	$2,130	3.9	8.4
Used vehicle retail sales	1,299	1,535	(15.4)	(11.9)
Used vehicle wholesale sales	(261)	(236)	(10.6)	(15.1)
Total used	590	726	(18.7)	(15.5)
Finance and insurance (per retail unit)	$894	$817	9.4	14.3
OTHER: (1)
SG&A expenses	$27,191	$23,176	17.3	22.3
SG&A as % revenues	9.5	9.8
SG&A as % gross profit	81.6	84.9
Operating margin %	1.7	1.3
Pretax margin %	1.3	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(587)	$(474)	23.8	29.0
Floorplan assistance	259	146	77.4	84.1
Net floorplan expense	$(328)	$(328)	—	4.3
Other interest expense, net	$(796)	$(663)	20.1	25.1

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$641,888	$519,137	23.6	33.3
Used vehicle retail sales	351,311	283,147	24.1	33.7
Used vehicle wholesale sales	100,706	82,235	22.5	32.0
Total used	452,017	365,382	23.7	33.3
Parts and service	102,183	83,747	22.0	31.4
Finance and insurance	24,117	18,986	27.0	36.8
Total	$1,220,205	$987,252	23.6	33.2
GROSS MARGIN %:
New vehicle retail sales	6.3	6.6
Used vehicle retail sales	5.2	5.9
Used vehicle wholesale sales	(1.1)	(0.6)
Total used	3.8	4.4
Parts and service	54.8	54.7
Finance and insurance	100.0	100.0
Total	11.3	11.7
GROSS PROFIT:
New vehicle retail sales	$40,308	$34,395	17.2	26.4
Used vehicle retail sales	18,335	16,772	9.3	17.8
Used vehicle wholesale sales	(1,083)	(532)	(103.6)	(113.8)
Total used	17,252	16,240	6.2	14.6
Parts and service	55,969	45,772	22.3	31.8
Finance and insurance	24,117	18,986	27.0	36.8
Total	$137,646	$115,393	19.3	28.6
UNITS SOLD:
Retail new vehicles sold	18,701	14,689	27.3
Retail used vehicles sold	14,074	10,772	30.7
Wholesale used vehicles sold	11,360	8,776	29.4
Total used	25,434	19,548	30.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,324	$35,342	(2.9)	4.7
Used vehicle retail	$24,962	$26,285	(5.0)	2.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,155	$2,342	(8.0)	(0.7)
Used vehicle retail sales	1,303	1,557	(16.3)	(9.8)
Used vehicle wholesale sales	(95)	(61)	(55.7)	(65.2)
Total used	678	831	(18.4)	(11.9)
Finance and insurance (per retail unit)	$736	$746	(1.3)	6.3
OTHER: (1)
SG&A expenses	$108,511	$90,239	20.2	29.5
SG&A as % revenues	8.9	9.1
SG&A as % gross profit	78.8	78.2
Operating margin %	2.0	2.2
Pretax margin %	1.6	1.8
INTEREST EXPENSE:
Floorplan interest expense	$(2,276)	$(1,662)	36.9	47.0
Floorplan assistance	843	651	29.5	40.0
Net floorplan expense	$(1,433)	$(1,011)	41.7	51.6
Other interest expense, net	$(3,135)	$(2,065)	51.8	62.9
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$88,130	$143,390	(38.5)	(7.0)
Used vehicle retail sales	21,366	30,283	(29.4)	7.2
Used vehicle wholesale sales	503	4,039	(87.5)	(81.1)
Total used	21,869	34,322	(36.3)	(3.2)
Parts and service	11,080	17,617	(37.1)	(4.4)
Finance and insurance	1,981	3,171	(37.5)	(5.2)
Total	$123,060	$198,500	(38.0)	(6.1)
GROSS MARGIN %:
New vehicle retail sales	6.4	6.4
Used vehicle retail sales	3.7	4.4
Used vehicle wholesale sales	6.8	7.4
Total used	3.8	4.7
Parts and service	39.6	40.7
Finance and insurance	100.0	100.0
Total	10.5	10.7
GROSS PROFIT:
New vehicle retail sales	$5,673	$9,224	(38.5)	(6.9)
Used vehicle retail sales	789	1,327	(40.5)	(8.8)
Used vehicle wholesale sales	34	298	(88.6)	(82.5)
Total used	823	1,625	(49.4)	(22.3)
Parts and service	4,387	7,178	(38.9)	(7.1)
Finance and insurance	1,981	3,171	(37.5)	(5.2)
Total	$12,864	$21,198	(39.3)	(7.9)
UNITS SOLD:
Retail new vehicles sold	3,586	4,632	(22.6)
Retail used vehicles sold	1,465	1,389	5.5
Wholesale used vehicles sold	287	645	(55.5)
Total used	1,752	2,034	(13.9)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$24,576	$30,956	(20.6)	20.2
Used vehicle retail	$14,584	$21,802	(33.1)	1.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,582	$1,991	(20.5)	20.3
Used vehicle retail sales	539	955	(43.6)	(13.5)
Used vehicle wholesale sales	118	462	(74.5)	(60.7)
Total used	470	799	(41.2)	(9.8)
Finance and insurance (per retail unit)	$392	$527	(25.6)	13.0
OTHER: (1)
SG&A expenses	$11,847	$17,810	(33.5)	1.0
SG&A as % revenues	9.6	9.0
SG&A as % gross profit	92.1	84.0
Operating margin %	0.6	1.4
Pretax margin %	0.3	0.7
INTEREST EXPENSE:
Floorplan interest expense	$(7)	$(874)	(99.2)	(98.6)
Floorplan assistance	—	—	—	—
Net floorplan expense	$(7)	$(874)	(99.2)	(98.6)
Other interest expense, net	$(303)	$(515)	(41.2)	(10.2)

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$370,128	$552,970	(33.1)	(5.8)
Used vehicle retail sales	82,930	117,981	(29.7)	(0.7)
Used vehicle wholesale sales	6,965	17,834	(60.9)	(48.4)
Total used	89,895	135,815	(33.8)	(7.0)
Parts and service	51,050	75,275	(32.2)	(4.7)
Finance and insurance	7,237	11,336	(36.2)	(9.5)
Total	$518,310	$775,396	(33.2)	(6.0)
GROSS MARGIN %:
New vehicle retail sales	6.7	6.4
Used vehicle retail sales	4.2	5.8
Used vehicle wholesale sales	7.1	7.8
Total used	4.4	6.0
Parts and service	42.1	42.2
Finance and insurance	100.0	100.0
Total	11.1	11.2
GROSS PROFIT:
New vehicle retail sales	$24,673	$35,357	(30.2)	(2.1)
Used vehicle retail sales	3,483	6,808	(48.8)	(27.6)
Used vehicle wholesale sales	497	1,395	(64.4)	(53.3)
Total used	3,980	8,203	(51.5)	(32.0)
Parts and service	21,489	31,742	(32.3)	(5.3)
Finance and insurance	7,237	11,336	(36.2)	(9.5)
Total	$57,379	$86,638	(33.8)	(7.1)
UNITS SOLD:
Retail new vehicles sold	13,657	16,906	(19.2)
Retail used vehicles sold	4,868	5,288	(7.9)
Wholesale used vehicles sold	1,556	2,475	(37.1)
Total used	6,424	7,763	(17.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$27,102	$32,709	(17.1)	16.6
Used vehicle retail	$17,036	$22,311	(23.6)	7.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,807	$2,091	(13.6)	21.1
Used vehicle retail sales	715	1,287	(44.4)	(21.4)
Used vehicle wholesale sales	319	564	(43.4)	(25.8)
Total used	620	1,057	(41.3)	(17.8)
Finance and insurance (per retail unit)	$391	$511	(23.5)	8.5
OTHER: (1)
SG&A expenses	$52,760	$78,152	(32.5)	(5.3)
SG&A as % revenues	10.2	10.1
SG&A as % gross profit	92.0	90.2
Operating margin %	0.6	0.8
Pretax margin %	0.1	(0.1)
INTEREST EXPENSE:
Floorplan interest expense	$(926)	$(5,892)	(84.3)	(79.8)
Floorplan assistance	—	—	—	—
Net floorplan expense	$(926)	$(5,892)	(84.3)	(79.8)
Other interest expense, net	$(1,491)	$(1,112)	34.1	85.6
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$1,533,108	$1,485,473	3.2	6.7
Used vehicle retail sales	645,844	581,797	11.0	13.5
Used vehicle wholesale sales	95,064	94,652	0.4	1.7
Total used	740,908	676,449	9.5	11.9
Parts and service	297,254	281,354	5.7	8.1
Finance and insurance	101,332	95,664	5.9	7.3
Total	$2,672,602	$2,538,940	5.3	8.2
GROSS MARGIN %:
New vehicle retail sales	5.2	5.6
Used vehicle retail sales	6.3	7.0
Used vehicle wholesale sales	(1.9)	(0.8)
Total used	5.2	5.9
Parts and service	53.8	52.3
Finance and insurance	100.0	100.0
Total	14.2	14.4
GROSS PROFIT:
New vehicle retail sales	$80,126	$83,235	(3.7)	0.3
Used vehicle retail sales	40,707	40,744	(0.1)	1.4
Used vehicle wholesale sales	(1,832)	(738)	(148.2)	(149.7)
Total used	38,875	40,006	(2.8)	(1.4)
Parts and service	159,800	147,054	8.7	10.6
Finance and insurance	101,332	95,664	5.9	7.3
Total	$380,133	$365,959	3.9	6.1
UNITS SOLD:
Retail new vehicles sold	43,484	42,197	3.0
Retail used vehicles sold	30,240	27,499	10.0
Wholesale used vehicles sold	13,733	13,838	(0.8)
Total used	43,973	41,337	6.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,257	$35,203	0.2	3.5
Used vehicle retail	$21,357	$21,157	0.9	3.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,843	$1,973	(6.6)	(2.7)
Used vehicle retail sales	1,346	1,482	(9.2)	(7.8)
Used vehicle wholesale sales	(133)	(53)	(150.9)	(151.6)
Total used	884	968	(8.7)	(7.3)
Finance and insurance (per retail unit)	$1,374	$1,373	0.1	1.4
OTHER: (1)
SG&A expenses	$286,240	$266,154	7.5	10.3
SG&A as % revenues	10.7	10.5
SG&A as % gross profit	75.3	72.7
Operating margin %	3.1	3.5
Pretax margin %	2.1	2.6
INTEREST EXPENSE:
Floorplan interest expense	$(10,216)	$(9,919)	3.0	3.3
Floorplan assistance	13,387	11,672	14.7	14.7
Net floorplan expense	$3,171	$1,753	80.9	79.3
Other interest expense, net	$(14,843)	$(13,367)	11.0	12.5

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$6,001,306	$5,741,619	4.5	8.0
Used vehicle retail sales	2,638,969	2,324,868	13.5	16.2
Used vehicle wholesale sales	397,251	379,143	4.8	7.4
Total used	3,036,220	2,704,011	12.3	14.9
Parts and service	1,186,193	1,125,694	5.4	7.9
Finance and insurance	408,786	366,565	11.5	12.8
Total	$10,632,505	$9,937,889	7.0	10.1
GROSS MARGIN %:
New vehicle retail sales	5.1	5.4
Used vehicle retail sales	6.8	7.5
Used vehicle wholesale sales	(0.5)	0.6
Total used	5.8	6.5
Parts and service	54.1	52.8
Finance and insurance	100.0	100.0
Total	14.4	14.6
GROSS PROFIT:
New vehicle retail sales	$305,477	$311,217	(1.8)	2.4
Used vehicle retail sales	179,470	173,522	3.4	5.1
Used vehicle wholesale sales	(1,920)	2,319	(182.8)	(178.5)
Total used	177,550	175,841	1.0	2.7
Parts and service	642,159	594,315	8.1	10.2
Finance and insurance	408,786	366,565	11.5	12.8
Total	$1,533,972	$1,447,938	5.9	8.3
UNITS SOLD:
Retail new vehicles sold	174,614	166,896	4.6
Retail used vehicles sold	124,153	109,873	13.0
Wholesale used vehicles sold	57,226	54,602	4.8
Total used	181,379	164,475	10.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,369	$34,402	(0.1)	3.2
Used vehicle retail	$21,256	$21,160	0.5	2.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,749	$1,865	(6.2)	(2.2)
Used vehicle retail sales	1,446	1,579	(8.4)	(7.0)
Used vehicle wholesale sales	(34)	42	(181.0)	(174.9)
Total used	979	1,069	(8.4)	(6.9)
Finance and insurance (per retail unit)	$1,368	$1,324	3.3	4.5
OTHER: (1)
SG&A expenses	$1,126,182	$1,070,701	5.2	7.9
SG&A as % revenues	10.6	10.8
SG&A as % gross profit	73.4	73.9
Operating margin %	3.4	3.4
Pretax margin %	2.5	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(39,264)	$(41,614)	(5.6)	(4.6)
Floorplan assistance	50,474	45,145	11.8	11.8
Net floorplan expense	$11,210	$3,531	217.5	205.3
Other interest expense, net	$(56,903)	$(49,693)	14.5	16.1
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$1,244,957	$1,209,869	2.9
Used vehicle retail sales	525,560	479,760	9.5
Used vehicle wholesale sales	69,780	69,946	(0.2)
Total used	595,340	549,706	8.3
Parts and service	252,253	241,313	4.5
Finance and insurance	90,306	87,131	3.6
Total	$2,182,856	$2,088,019	4.5
GROSS MARGIN %:
New vehicle retail sales	5.0	5.4
Used vehicle retail sales	6.6	7.3
Used vehicle wholesale sales	(1.7)	(0.5)
Total used	5.6	6.3
Parts and service	54.4	53.0
Finance and insurance	100.0	100.0
Total	14.8	15.1
GROSS PROFIT:
New vehicle retail sales	$62,570	$65,838	(5.0)
Used vehicle retail sales	34,738	35,158	(1.2)
Used vehicle wholesale sales	(1,158)	(323)	(258.5)
Total used	33,580	34,835	(3.6)
Parts and service	137,198	127,921	7.3
Finance and insurance	90,306	87,131	3.6
Total	$323,654	$315,725	2.5
UNITS SOLD:
Retail new vehicles sold	34,526	33,813	2.1
Retail used vehicles sold	24,977	23,311	7.1
Wholesale used vehicles sold	10,533	10,891	(3.3)
Total used	35,510	34,202	3.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,059	$35,781	0.8
Used vehicle retail	$21,042	$20,581	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,812	$1,947	(6.9)
Used vehicle retail sales	1,391	1,508	(7.8)
Used vehicle wholesale sales	(110)	(30)	(266.7)
Total used	946	1,019	(7.2)
Finance and insurance (per retail unit)	$1,518	$1,525	(0.5)
OTHER: (2)
SG&A expenses	$238,646	$222,730	7.1
SG&A as % revenues	10.9	10.7
SG&A as % gross profit	73.7	70.5
Operating margin %	3.4	4.0

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$4,722,491	$4,501,913	4.9
Used vehicle retail sales	2,075,497	1,864,698	11.3
Used vehicle wholesale sales	266,864	267,799	(0.3)
Total used	2,342,361	2,132,497	9.8
Parts and service	987,762	930,597	6.1
Finance and insurance	359,439	330,132	8.9
Total	$8,412,053	$7,895,139	6.5
GROSS MARGIN %:
New vehicle retail sales	4.8	5.2
Used vehicle retail sales	7.2	7.9
Used vehicle wholesale sales	(0.4)	0.7
Total used	6.3	7.0
Parts and service	54.4	53.4
Finance and insurance	100.0	100.0
Total	15.1	15.3
GROSS PROFIT:
New vehicle retail sales	$224,561	$232,997	(3.6)
Used vehicle retail sales	149,006	147,001	1.4
Used vehicle wholesale sales	(1,016)	1,777	(157.2)
Total used	147,990	148,778	(0.5)
Parts and service	537,701	497,265	8.1
Finance and insurance	359,439	330,132	8.9
Total	$1,269,691	$1,209,172	5.0
UNITS SOLD:
Retail new vehicles sold	135,994	131,249	3.6
Retail used vehicles sold	100,176	91,606	9.4
Wholesale used vehicles sold	42,065	42,120	(0.1)
Total used	142,241	133,726	6.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,726	$34,301	1.2
Used vehicle retail	$20,719	$20,356	1.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,651	$1,775	(7.0)
Used vehicle retail sales	1,487	1,605	(7.4)
Used vehicle wholesale sales	(24)	42	(157.1)
Total used	1,040	1,113	(6.6)
Finance and insurance (per retail unit)	$1,522	$1,481	2.8
OTHER: (2)
SG&A expenses	$914,520	$863,534	5.9
SG&A as % revenues	10.9	10.9
SG&A as % gross profit	72.0	71.4
Operating margin %	3.7	3.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$123,981	$111,083	11.6	16.5
Used vehicle retail sales	69,759	63,215	10.4	15.2
Used vehicle wholesale sales	17,680	17,586	0.5	4.8
Total used	87,439	80,801	8.2	12.9
Parts and service	19,993	19,288	3.7	8.2
Finance and insurance	5,610	4,798	16.9	22.1
Total	$237,023	$215,970	9.7	14.6
GROSS MARGIN %:
New vehicle retail sales	6.7	6.3
Used vehicle retail sales	5.3	6.3
Used vehicle wholesale sales	(2.6)	(2.3)
Total used	3.7	4.4
Parts and service	55.9	53.6
Finance and insurance	100.0	100.0
Total	11.9	11.9
GROSS PROFIT:
New vehicle retail sales	$8,257	$6,977	18.3	23.5
Used vehicle retail sales	3,679	3,964	(7.2)	(3.4)
Used vehicle wholesale sales	(462)	(402)	(14.9)	(20.0)
Total used	3,217	3,562	(9.7)	(6.0)
Parts and service	11,173	10,339	8.1	12.8
Finance and insurance	5,610	4,798	16.9	22.1
Total	$28,257	$25,676	10.1	14.9
UNITS SOLD:
Retail new vehicles sold	3,636	3,268	11.3
Retail used vehicles sold	2,781	2,480	12.1
Wholesale used vehicles sold	2,233	2,079	7.4
Total used	5,014	4,559	10.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,098	$33,991	0.3	4.7
Used vehicle retail	$25,084	$25,490	(1.6)	2.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,271	$2,135	6.4	11.0
Used vehicle retail sales	1,323	1,598	(17.2)	(13.8)
Used vehicle wholesale sales	(207)	(193)	(7.3)	(11.8)
Total used	642	781	(17.8)	(14.5)
Finance and insurance (per retail unit)	$874	$835	4.7	9.4
OTHER: (2)
SG&A expenses	$22,353	$21,418	4.4	8.9
SG&A as % revenues	9.4	9.9
SG&A as % gross profit	79.1	83.4
Operating margin %	2.1	1.6

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$534,117	$508,345	5.1	13.4
Used vehicle retail sales	295,667	278,116	6.3	14.7
Used vehicle wholesale sales	77,846	79,891	(2.6)	5.2
Total used	373,513	358,007	4.3	12.6
Parts and service	80,625	82,126	(1.8)	5.8
Finance and insurance	20,653	18,713	10.4	18.9
Total	$1,008,908	$967,191	4.3	12.6
GROSS MARGIN %:
New vehicle retail sales	6.4	6.7
Used vehicle retail sales	5.3	6.0
Used vehicle wholesale sales	(0.8)	(0.5)
Total used	4.0	4.5
Parts and service	56.6	54.8
Finance and insurance	100.0	100.0
Total	11.4	11.8
GROSS PROFIT:
New vehicle retail sales	$33,967	$33,820	0.4	8.4
Used vehicle retail sales	15,546	16,648	(6.6)	0.7
Used vehicle wholesale sales	(632)	(406)	(55.7)	(63.3)
Total used	14,914	16,242	(8.2)	(0.9)
Parts and service	45,652	44,990	1.5	9.4
Finance and insurance	20,653	18,713	10.4	18.9
Total	$115,186	$113,765	1.2	9.2
UNITS SOLD:
Retail new vehicles sold	15,974	14,412	10.8
Retail used vehicles sold	12,083	10,588	14.1
Wholesale used vehicles sold	9,379	8,618	8.8
Total used	21,462	19,206	11.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,437	$35,272	(5.2)	2.3
Used vehicle retail	$24,470	$26,267	(6.8)	0.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,126	$2,347	(9.4)	(2.2)
Used vehicle retail sales	1,287	1,572	(18.1)	(11.8)
Used vehicle wholesale sales	(67)	(47)	(42.6)	(50.1)
Total used	695	846	(17.8)	(11.3)
Finance and insurance (per retail unit)	$736	$749	(1.7)	6.0
OTHER: (2)
SG&A expenses	$88,767	$88,482	0.3	8.1
SG&A as % revenues	8.8	9.1
SG&A as % gross profit	77.1	77.8
Operating margin %	2.3	2.3
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$88,131	$139,763	(36.9)	(4.6)
Used vehicle retail sales	21,366	28,620	(25.3)	13.4
Used vehicle wholesale sales	502	3,666	(86.3)	(79.2)
Total used	21,868	32,286	(32.3)	2.9
Parts and service	11,080	15,387	(28.0)	9.3
Finance and insurance	1,967	3,086	(36.3)	(3.3)
Total	$123,046	$190,522	(35.4)	(2.2)
GROSS MARGIN %:
New vehicle retail sales	6.4	6.6
Used vehicle retail sales	3.7	4.5
Used vehicle wholesale sales	6.8	7.6
Total used	3.8	4.8
Parts and service	39.6	43.5
Finance and insurance	100.0	100.0
Total	10.4	10.8
GROSS PROFIT:
New vehicle retail sales	$5,672	$9,232	(38.6)	(7.0)
Used vehicle retail sales	791	1,284	(38.4)	(5.9)
Used vehicle wholesale sales	34	279	(87.8)	(81.3)
Total used	825	1,563	(47.2)	(19.3)
Parts and service	4,387	6,700	(34.5)	(0.6)
Finance and insurance	1,967	3,086	(36.3)	(3.3)
Total	$12,851	$20,581	(37.6)	(5.3)
UNITS SOLD:
Retail new vehicles sold	3,586	4,434	(19.1)
Retail used vehicles sold	1,465	1,275	14.9
Wholesale used vehicles sold	287	559	(48.7)
Total used	1,752	1,834	(4.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$24,576	$31,521	(22.0)	18.0
Used vehicle retail	$14,584	$22,447	(35.0)	(1.3)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,582	$2,082	(24.0)	15.0
Used vehicle retail sales	540	1,007	(46.4)	(18.1)
Used vehicle wholesale sales	118	499	(76.4)	(63.6)
Total used	471	852	(44.7)	(15.5)
Finance and insurance (per retail unit)	$389	$541	(28.1)	9.3
OTHER: (2)
SG&A expenses	$11,809	$16,024	(26.3)	11.7
SG&A as % revenues	9.6	8.4
SG&A as % gross profit	91.9	77.9
Operating margin %	0.6	2.2

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$360,092	$519,809	(30.7)	(2.6)
Used vehicle retail sales	82,242	110,867	(25.8)	4.7
Used vehicle wholesale sales	6,939	14,808	(53.1)	(38.3)
Total used	89,181	125,675	(29.0)	(0.4)
Parts and service	50,607	66,213	(23.6)	7.3
Finance and insurance	7,138	10,511	(32.1)	(3.8)
Total	$507,018	$722,208	(29.8)	(1.3)
GROSS MARGIN %:
New vehicle retail sales	6.6	6.3
Used vehicle retail sales	4.2	5.7
Used vehicle wholesale sales	7.2	7.6
Total used	4.5	6.0
Parts and service	42.1	43.8
Finance and insurance	100.0	100.0
Total	11.1	11.1
GROSS PROFIT:
New vehicle retail sales	$23,915	$32,879	(27.3)	1.9
Used vehicle retail sales	3,482	6,372	(45.4)	(22.8)
Used vehicle wholesale sales	497	1,122	(55.7)	(42.1)
Total used	3,979	7,494	(46.9)	(25.7)
Parts and service	21,295	28,992	(26.5)	2.7
Finance and insurance	7,138	10,511	(32.1)	(3.8)
Total	$56,327	$79,876	(29.5)	(1.2)
UNITS SOLD:
Retail new vehicles sold	13,460	15,180	(11.3)
Retail used vehicles sold	4,844	4,798	1.0
Wholesale used vehicles sold	1,552	2,002	(22.5)
Total used	6,396	6,800	(5.9)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$26,753	$34,243	(21.9)	9.9
Used vehicle retail	$16,978	$23,107	(26.5)	3.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,777	$2,166	(18.0)	14.9
Used vehicle retail sales	719	1,328	(45.9)	(23.5)
Used vehicle wholesale sales	320	560	(42.9)	(25.4)
Total used	622	1,102	(43.6)	(21.0)
Finance and insurance (per retail unit)	$390	$526	(25.9)	4.9
OTHER: (2)
SG&A expenses	$51,237	$68,759	(25.5)	4.7
SG&A as % revenues	10.1	9.5
SG&A as % gross profit	91.0	86.1
Operating margin %	0.7	1.3
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$1,457,069	$1,460,715	(0.2)	3.2
Used vehicle retail sales	616,685	571,595	7.9	10.4
Used vehicle wholesale sales	87,962	91,198	(3.5)	(2.4)
Total used	704,647	662,793	6.3	8.6
Parts and service	283,326	275,988	2.7	5.1
Finance and insurance	97,883	95,015	3.0	4.4
Total	$2,542,925	$2,494,511	1.9	4.9
GROSS MARGIN %:
New vehicle retail sales	5.3	5.6
Used vehicle retail sales	6.4	7.1
Used vehicle wholesale sales	(1.8)	(0.5)
Total used	5.3	6.0
Parts and service	53.9	52.5
Finance and insurance	100.0	100.0
Total	14.3	14.5
GROSS PROFIT:
New vehicle retail sales	$76,499	$82,047	(6.8)	(2.8)
Used vehicle retail sales	39,208	40,406	(3.0)	(1.6)
Used vehicle wholesale sales	(1,586)	(446)	(255.6)	(255.7)
Total used	37,622	39,960	(5.9)	(4.4)
Parts and service	152,758	144,960	5.4	7.3
Finance and insurance	97,883	95,015	3.0	4.4
Total	$364,762	$361,982	0.8	2.9
UNITS SOLD:
Retail new vehicles sold	41,748	41,515	0.6
Retail used vehicles sold	29,223	27,066	8.0
Wholesale used vehicles sold	13,053	13,529	(3.5)
Total used	42,276	40,595	4.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,902	$35,185	(0.8)	2.6
Used vehicle retail	$21,103	$21,119	(0.1)	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,832	$1,976	(7.3)	(3.3)
Used vehicle retail sales	1,342	1,493	(10.1)	(8.8)
Used vehicle wholesale sales	(122)	(33)	(269.7)	(268.7)
Total used	890	984	(9.6)	(8.2)
Finance and insurance (per retail unit)	$1,379	$1,385	(0.4)	0.8
OTHER: (2)
SG&A expenses	$272,808	$260,172	4.9	7.6
SG&A as % revenues	10.7	10.4
SG&A as % gross profit	74.8	71.9
Operating margin %	3.2	3.7

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)	Local Currency % Increase/ (Decrease)
REVENUES:
New vehicle retail sales	$5,616,700	$5,530,067	1.6	5.0
Used vehicle retail sales	2,453,406	2,253,681	8.9	11.4
Used vehicle wholesale sales	351,649	362,498	(3.0)	(0.7)
Total used	2,805,055	2,616,179	7.2	9.7
Parts and service	1,118,994	1,078,936	3.7	6.2
Finance and insurance	387,230	359,356	7.8	9.0
Total	$9,927,979	$9,584,538	3.6	6.6
GROSS MARGIN %:
New vehicle retail sales	5.0	5.4
Used vehicle retail sales	6.8	7.5
Used vehicle wholesale sales	(0.3)	0.7
Total used	5.9	6.6
Parts and service	54.0	52.9
Finance and insurance	100.0	100.0
Total	14.5	14.6
GROSS PROFIT:
New vehicle retail sales	$282,443	$299,696	(5.8)	(1.7)
Used vehicle retail sales	168,034	170,021	(1.2)	0.4
Used vehicle wholesale sales	(1,151)	2,493	(146.2)	(141.4)
Total used	166,883	172,514	(3.3)	(1.7)
Parts and service	604,648	571,247	5.8	8.0
Finance and insurance	387,230	359,356	7.8	9.0
Total	$1,441,204	$1,402,813	2.7	5.0
UNITS SOLD:
Retail new vehicles sold	165,428	160,841	2.9
Retail used vehicles sold	117,103	106,992	9.5
Wholesale used vehicles sold	52,996	52,740	0.5
Total used	170,099	159,732	6.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,953	$34,382	(1.2)	2.1
Used vehicle retail	$20,951	$21,064	(0.5)	1.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,707	$1,863	(8.4)	(4.4)
Used vehicle retail sales	1,435	1,589	(9.7)	(8.3)
Used vehicle wholesale sales	(22)	47	(146.8)	(141.2)
Total used	981	1,080	(9.2)	(7.7)
Finance and insurance (per retail unit)	$1,371	$1,342	2.2	3.4
OTHER: (2)
SG&A expenses	$1,054,524	$1,020,775	3.3	6.0
SG&A as % revenues	10.6	10.7
SG&A as % gross profit	73.2	72.8
Operating margin %	3.4	3.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$240,001	$226,146	6.1
Pre-tax adjustments:
Catastrophic events	(637)	—
Gain (loss) on real estate and dealership transactions	7,839	(978)
Adjusted SG&A (1)	$247,203	$225,168	9.8
SG&A AS % REVENUES:
Unadjusted	10.6	10.7
Adjusted (1)	10.9	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	71.9	71.2
Adjusted (1)	74.0	70.9
OPERATING MARGIN %:
Unadjusted	2.9	3.4
Adjusted (1),(2)	3.4	3.9
PRETAX MARGIN %:
Unadjusted	1.9	2.4
Adjusted (1),(3)	2.3	2.9
SAME STORE SG&A RECONCILIATION:
As reported	$239,738	$223,907	7.1
Pre-tax adjustments:
Catastrophic events	(637)	—
Gain (loss) on real estate and dealership transactions	(455)	(1,177)
Adjusted Same Store SG&A (1)	$238,646	$222,730	7.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	10.7
Adjusted (1)	10.9	10.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.1	70.9
Adjusted (1)	73.7	70.5
SAME STORE OPERATING MARGIN %:
Unadjusted	2.6	3.5
Adjusted (1),(4)	3.4	4.0

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$958,608	$891,693	7.5
Pre-tax adjustments:
Catastrophic events	(1,588)	(2,775)
Gain (loss) on real estate and dealership transactions	8,891	13,835
Legal settlements	(1,000)	(442)
Adjusted SG&A (1)	$964,911	$902,311	6.9
SG&A AS % REVENUES:
Unadjusted	10.8	10.9
Adjusted (1)	10.8	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	71.6	71.6
Adjusted (1)	72.1	72.4
OPERATING MARGIN %:
Unadjusted	3.6	3.7
Adjusted (1),(2)	3.7	3.8
PRETAX MARGIN %:
Unadjusted	2.6	2.1
Adjusted (1),(3)	2.7	2.8
SAME STORE SG&A RECONCILIATION:
As reported	$917,927	$867,951	5.8
Pre-tax adjustments:
Catastrophic events	(1,588)	(2,775)
Gain (loss) on real estate and dealership transactions	(819)	(1,200)
Legal settlements	(1,000)	(442)
Adjusted Same Store SG&A (1)	$914,520	$863,534	5.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	11.0
Adjusted (1)	10.9	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.3	71.8
Adjusted (1)	72.0	71.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.5	3.7
Adjusted (1),(4)	3.7	3.9

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $18,197 and $18,983 for the three and twelve months ended December 31, 2015, respectively, and $9,596 and $15,570 for the three and twelve months ended December 31, 2014, respectively.

(3)
Excludes the impact of SG&A reconciling items above, loss on redemption of long-term debt of $46,403 for the twelve months ended December 31, 2014, as well as non-cash asset impairment charges of $18,197 and $18,983 for the three and twelve months ended December 31, 2015 and $9,596 and $15,570 for the three and twelve months ended December 31, 2014, respectively.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $17,908 and $18,694 for the three and twelve months ended December 31, 2015, respectively, and $9,596 and $11,610 for the three and twelve months ended December 31, 2014, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$27,191	$23,364	16.4
Pre-tax adjustments:
Acquisition costs	—	(188)
Adjusted SG&A (1)	$27,191	$23,176	17.3
SG&A AS % REVENUES:
Unadjusted	9.5	9.9
Adjusted (1)	9.5	9.8
SG&A AS % GROSS PROFIT:
Unadjusted	81.6	85.6
Adjusted (1)	81.6	84.9
OPERATING MARGIN %:
Unadjusted	1.7	1.3
Adjusted (1),(2)	1.7	1.3
PRETAX MARGIN %:
Unadjusted	1.3	0.8
Adjusted (1),(2)	1.3	0.9

SAME STORE SG&A RECONCILIATION:
As reported	$22,353	$21,606	3.5
Pre-tax adjustments:
Acquisition costs	—	(188)
Adjusted SG&A (1)	$22,353	$21,418	4.4
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.4	10.0
Adjusted (1)	9.4	9.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	79.1	84.1
Adjusted (1)	79.1	83.4
SAME STORE OPERATING MARGIN %:
Unadjusted	2.1	1.5
Adjusted (1),(3)	2.1	1.6

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$108,719	$90,427	20.2
Pre-tax adjustments:
Severance costs	(208)	—
Acquisition costs	—	(188)
Adjusted SG&A (1)	$108,511	$90,239	20.2
SG&A AS % REVENUES:
Unadjusted	8.9	9.2
Adjusted (1)	8.9	9.1
SG&A AS % GROSS PROFIT:
Unadjusted	79.0	78.4
Adjusted (1)	78.8	78.2
OPERATING MARGIN %:
Unadjusted	2.0	2.2
Adjusted (1),(2)	2.0	2.2
PRETAX MARGIN %:
Unadjusted	1.5	1.8
Adjusted (1),(2)	1.6	1.8

SAME STORE SG&A RECONCILIATION:
As reported	$88,767	$88,670	0.1
Pre-tax adjustments:
Acquisition costs	—	(188)
Adjusted Same Store SG&A (1)	$88,767	$88,482	0.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.8	9.2
Adjusted (1)	8.8	9.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	77.1	77.9
Adjusted (1)	77.1	77.8
SAME STORE OPERATING MARGIN %:
Unadjusted	2.3	2.3
Adjusted (1),(3)	2.3	2.3

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $333 for the twelve months ended December 31, 2015.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $333 for the twelve months ended December 31, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$12,593	$18,693	(32.6)
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(520)	(495)
Severance costs	(226)	(388)
Adjusted SG&A (1)	$11,847	$17,810	(33.5)
SG&A AS % REVENUES:
Unadjusted	10.2	9.4
Adjusted (1)	9.6	9.0
SG&A AS % GROSS PROFIT:
Unadjusted	97.9	88.2
Adjusted (1)	92.1	84.0
OPERATING MARGIN %
Unadjusted	(54.8)	(9.5)
Adjusted (1),(2)	0.6	1.4
PRETAX MARGIN %:
Unadjusted	(55.0)	(10.2)
Adjusted (1),(2)	0.3	0.7
SAME STORE SG&A RECONCILIATION:
As reported	$12,035	$16,064	(25.1)
Pre-tax adjustments:
Severance costs	(226)	(40)
Adjusted Same Store SG&A (1)	$11,809	$16,024	(26.3)
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.8	8.4
Adjusted (1)	9.6	8.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	93.7	78.1
Adjusted (1)	91.9	77.9
SAME STORE OPERATING MARGIN %:
Unadjusted	(54.4)	(8.7)
Adjusted (1),(3)	0.6	2.2

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$53,506	$79,844	(33.0)
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(520)	(495)
Severance costs	(226)	(781)
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$52,760	$78,152	(32.5)
SG&A AS % REVENUES:
Unadjusted	10.3	10.3
Adjusted (1)	10.2	10.1
SG&A AS % GROSS PROFIT:
Unadjusted	93.3	92.2
Adjusted (1)	92.0	90.2
OPERATING MARGIN %:
Unadjusted	(12.8)	(2.8)
Adjusted (1),(2)	0.6	0.8
PRETAX MARGIN %:
Unadjusted	(13.2)	(3.7)
Adjusted (1),(2)	0.1	(0.1)
SAME STORE SG&A RECONCILIATION:
As reported	$51,463	$69,504	(26.0)
Pre-tax adjustments:
Severance costs	(226)	(329)
Foreign transaction tax	—	(416)
Adjusted Same Store SG&A (1)	$51,237	$68,759	(25.5)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.2	9.6
Adjusted (1)	10.1	9.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	91.4	87.0
Adjusted (1)	91.0	86.1
SAME STORE OPERATING MARGIN %:
Unadjusted	(12.7)	(1.7)
Adjusted (1),(3)	0.7	1.3

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $67,410 and $68,249 for the three and twelve months ended December 31, 2015, respectively, and $20,829 and $25,950 for the three and twelve months ended December 31, 2014, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $67,410 and $67,708 for the three and twelve months ended December 31, 2015, respectively, and $20,778 for the three and twelve months ended December 31, 2014.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
NET (LOSS) INCOME RECONCILIATION:
As reported	$(33,387)	$18,677	(278.8)
After-tax adjustments:
Catastrophic events (5)	398	—
(Gain) loss on real estate and dealership transactions (6)	(4,357)	1,550
Severance costs (7)	220	385
Acquisition costs including related tax impact	—	188
Non-cash asset impairment (10)	72,798	19,878
Adjusted net income (1)	$35,672	$40,678	(12.3)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$35,672	$40,678	(12.3)
Less: Adjusted earnings allocated to participating securities	1,344	1,529	(12.1)
Adjusted net income available to diluted common shares (1)	$34,328	$39,149	(12.3)
DILUTED (LOSS) INCOME PER COMMON SHARE RECONCILIATION:
As reported	$(1.41)	$0.77	(283.1)
After-tax adjustments:
Catastrophic events	0.02	—
(Gain) loss on real estate and dealership transactions	(0.18)	0.06
Severance costs	0.01	0.02
Acquisition costs including related tax impact	—	0.01
Non-cash asset impairment	3.07	0.81
Adjusted diluted income per share (1)	$1.51	$1.67	(9.6)
SG&A RECONCILIATION:
As reported	$279,785	$268,203	4.3
Pre-tax adjustments:
Catastrophic events	(637)	—
Gain (loss) on real estate and dealership transactions	7,318	(1,473)
Severance costs	(226)	(388)
Acquisition costs	—	(188)
Adjusted SG&A (1)	$286,240	$266,154	7.5
SG&A AS % REVENUES:
Unadjusted	10.5	10.6
Adjusted (1)	10.7	10.5
SG&A AS % GROSS PROFIT:
Unadjusted	73.6	73.3
Adjusted (1)	75.3	72.7
OPERATING MARGIN %:
Unadjusted	0.1	2.2
Adjusted (1),(2)	3.1	3.5

PRETAX MARGIN %:
Unadjusted	(0.8)	1.3
Adjusted (1),(3)	2.1	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$274,126	$261,577	4.8
Pre-tax adjustments:
Catastrophic events	(637)	—
Loss on real estate and dealership transactions	(455)	(1,177)
Severance costs	(226)	(40)
Acquisition costs	—	(188)
Adjusted Same Store SG&A (1)	$272,808	$260,172	4.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.5
Adjusted (1)	10.7	10.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.2	72.3
Adjusted (1)	74.8	71.9
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.2)	2.4
Adjusted (1),(4)	3.2	3.7

	Twelve Months Ended December 31,
	2015	2014	% Increase/ (Decrease)
NET INCOME RECONCILIATION:
As reported	$93,999	$93,004	1.1
After-tax adjustments:
Catastrophic events (5)	991	1,710
Gain on real estate and dealership transactions (6)	(4,959)	(7,337)
Severance costs (7)	387	773
Acquisition costs including related tax impact	—	188
Legal settlements (8)	610	274
Foreign transaction tax (9)	—	274
Non-cash asset impairment (10)	74,422	27,504
Loss on extinguishment of long-term debt (11)	—	38,711
Non-deductible goodwill	—	(3,358)
Adjusted net income (1)	$165,450	$151,743	9.0
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$165,450	$151,743	9.0
Less: Adjusted earnings allocated to participating securities	6,338	5,652	12.1
Adjusted net income available to diluted common shares (1)	$159,112	$146,091	8.9
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$3.90	$3.60	8.3
After-tax adjustments:
Catastrophic events	0.04	0.07
Gain on real estate and dealership transactions	(0.21)	(0.28)
Severance costs	0.02	0.03
Acquisition costs including related tax impact	—	0.01
Legal settlements	0.03	0.01
Foreign transaction tax	—	0.01
Non-cash asset impairment	3.09	1.05
Loss on extinguishment of long-term debt	—	1.50
Non-deductible goodwill	—	(0.13)
Adjusted diluted income per share (1)	$6.87	$5.87	17.0
SG&A RECONCILIATION:
As reported	$1,120,833	$1,061,964	5.5
Pre-tax adjustments:
Catastrophic events	(1,588)	(2,775)
Gain on real estate and dealership transactions	8,372	13,339
Severance costs	(435)	(781)
Acquisition costs	—	(188)
Legal settlements	(1,000)	(442)
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$1,126,182	$1,070,701	5.2
SG&A AS % REVENUES:
Unadjusted	10.5	10.7
Adjusted (1)	10.6	10.8
SG&A AS % GROSS PROFIT:
Unadjusted	73.1	73.3

	Adjusted (1)	73.4	73.9
OPERATING MARGIN %:
	Unadjusted	2.6	3.0
	Adjusted (1),(2)	3.4	3.4
PRETAX MARGIN %:
	Unadjusted	1.7	1.7
	Adjusted (1),(3)	2.5	2.5
SAME STORE SG&A RECONCILIATION:
	As reported	$1,058,157	$1,026,125	3.1
	Pre-tax adjustments:
	Catastrophic events	(1,588)	(2,775)
	Loss on real estate and dealership transactions	(819)	(1,200)
	Severance costs	(226)	(329)
	Acquisition costs	—	(188)
	Legal settlements	(1,000)	(442)
	Foreign transaction tax	—	(416)
	Adjusted Same Store SG&A (1)	$1,054,524	$1,020,775	3.3
SAME STORE SG&A AS % REVENUES:
	Unadjusted	10.7	10.7
	Adjusted (1)	10.6	10.7
SAME STORE SG&A AS % GROSS PROFIT:
	Unadjusted	73.4	73.1
	Adjusted (1)	73.2	72.8
SAME STORE OPERATING MARGIN %:
	Unadjusted	2.5	3.2
	Adjusted (1),(4)	3.4	3.6

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as loss on redemption of long-term debt of $46,403 for the twelve months ended December 31, 2014.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $85,318 and $86,735 for the three and twelve months ended December 31, 2015, respectively, and $30,374 and $32,388 for the three and twelve months ended December 31, 2014, respectively.

(5)
Adjustment is net of tax benefit of $239 and $597 for the three and twelve months ended December 31, 2015, respectively, and $1,065 for the twelve months ended December 31, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(6)
Adjustment is net of tax provision of $2,962 and $3,413 for the three and twelve months ended December 31, 2015, respectively, and $77 and $6,002 for the three and twelve months ended December 31, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.

(7)
Adjustment is net of tax benefit of $7 and $48 for the three and twelve months ended December 31, 2015, respectively, and $3 and $8 for the three and twelve months ended December 31, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.

(8)
Adjustment is net of tax benefit of $390 for the twelve months ended December 31, 2015, and $168 for the twelve months ended December 31, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(9)	Adjustment is net of tax benefit of $141 for the twelve months ended December 31, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.
(10)
Adjustment is net of tax benefit of $12,809 and $13,143 for the three and twelve months ended December 31, 2015, respectively, and $10,547 and $14,016 for the three and twelve months ended December 31, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.

(11)	Adjustment is net of tax benefit of $7,692 for the twelve months ended December 31, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.